                                                                 Exhibit 10.6(c)

                        AIR PRODUCTS AND CHEMICALS, INC.

                  STOCK OPTION PLAN FOR DIRECTORS ( THE "PLAN")

1.       PURPOSES OF THE PLAN

         The purposes of this Plan are (i) to assist Air Products and Chemicals, Inc. (the "Company") in attracting and retaining individuals of superior talent, experience, and achievement as directors of the Company and (ii) to associate more closely the interests of such directors with those of the Company's shareholders by encouraging and enabling directors to acquire a financial interest in the Company through ownership in equity securities of the Company. Certain capitalized terms used herein have the meanings set forth in Section 6(i) hereof.

2.       ELIGIBILITY

         Participation in the Plan is limited to directors of the Company who have not ever been employees of the Company or any of its subsidiaries or their respective predecessors.

3.       AWARDS

         One thousand (1,000) stock options ("Options" or "Stock Options") shall automatically be granted to each eligible director who is serving as a director of the Company immediately following the 1994 annual organizational meeting of the Board of Directors and immediately following each annual organizational meeting of the Board of Directors thereafter. Each such director shall receive an option agreement dated as of the date of each such organizational meeting of the Board of Directors, which shall be the date of grant of each such award, evidencing the automatic annual award of such Stock Options pursuant to this Plan. Stock Options are rights to purchase shares of common stock of the Company, par value $1.00 ("Common Stock").



--------------------

(*) Adopted by Board resolution on 21 October 1993; effective 27 January 1994.

                                                                 Exhibit 10.6(c)



         All Stock Options granted under the Plan shall be granted on the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock covered by each Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

         (b) Term and Exercisability. Stock Options shall become exercisable six (6) months from date of grant, and shall remain exercisable until the earlier of:

                (i)   ten (10) years and one (1) day from the date of grant, and

                (ii) the date as of which the director ceases to serve as a member of the Board of Directors.

                Notwithstanding the foregoing, the director (in the case he or she ceases to serve on the Board of Directors of the Company by reason of retirement or disability) or, the director's Designated Beneficiary or, if none, his or her legal representative (in the case of the director's death before or after retirement or disability), shall continue to have the same rights to exercise any unexercised portion of the director's Stock Option which is exercisable at the time of such termination or death, as the director would have had if he or she had continued to be an active director of the Company.

         (c) Exercise. A director wishing to exercise his or her Stock Option, in whole or in part, shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice and payment shall be the "Exercise Date" for such Stock Option or portion thereof.

         (d) Payment. The purchase price of shares of Common Stock purchased upon exercise of any Stock Option shall be paid in full in cash at the time of exercise of the Option.

  4.     DILUTION ADJUSTMENTS

         Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, an equitable adjustment shall be made, as determined by the Board of Directors (but subject to the first paragraph of Section 6), in (i) the kind of shares subject to Options under the Plan, (ii) the number or kind of shares

                                                                 Exhibit 10.6(c)



or purchase price per share subject to outstanding Stock Options, (iii) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Board of Directors, or (iv) any combination of the foregoing, as shall be necessary to maintain the proportionate interest of the optionees and to preserve, without increasing, the value of outstanding awards. Such adjustments shall be made by the Board of Directors and shall be conclusive and binding for all purposes of the Plan.

  5.     MISCELLANEOUS PROVISIONS

         (a) The holder of a Stock Option shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued upon exercise or payment in respect of such award.

         (b) No Stock Option or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except to his or her Designated Beneficiary or by will or the laws of descent and distribution. During the lifetime of the recipient, the Stock Option shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

         (c) All Stock Options granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions as are set forth in this Plan.

         (d) No shares of Common Stock shall be issued, delivered or transferred upon exercise of any Stock Options granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with including, without limitation, compliance with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed.

         (e) The Company shall require, as a condition of delivery of shares of Common Stock upon the exercise of a Stock Option, that the director or other person receiving such Common Stock pay to the Company at the time of distribution thereof the amount of any taxes which the Company is required to withhold with respect to such exercise. The obligation of the Company to make delivery of Common Stock shall be subject to currency or other restrictions imposed by any government.

                                                                 Exhibit 10.6(c)



         (f) Distributions of shares of Common Stock upon exercise, in payment or in respect of awards made under this Plan, may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury, as from time to time determined by the Board of Directors.

         (g) The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award nor to any director receiving an award.

         (h) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors.

         (i) In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

                "Designated Beneficiary" shall mean the person or persons last designated as such by the Participant on a form filed by him or her with the Company.

                "Fair Market Value" of a share of Common Stock of the Company on any date set forth herein shall mean an amount equal to the mean of the high and low sale prices on the New York Stock Exchange, as reported on the composite transaction tape, for such date.

                "Retirement" shall mean (i) resigning from serving as a director, failing to stand for re-election as a director or failing to be re-elected as a director after being duly nominated, and (ii) in any such case having the right to immediate or deferred pension benefits under the Company's Pension Plan for Directors as then in effect or, in the absence of such Pension Plan or another pension plan being applicable to any director, after at least six (6) full years of service as a director of the Company. More than six (6) months' service during any twelve (12) month period after a director's first election by the shareholders to the Board shall be considered as a full year's service for this purpose.

                                                                 Exhibit 10.6(c)



         (j) Notices. All notices to the Company under this Plan shall be in writing and shall be given as follows:

                                    Corporate Secretary
                                    Air Products and Chemicals, Inc.
                                    7201 Hamilton Boulevard
                                    Allentown, PA 18195-1501

         (k) Governing Law. This Plan shall be governed by the laws of the Commonwealth of Pennsylvania and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

  6.     AMENDMENT AND DISCONTINUANCE; NO DISCRETION

         The Board of Directors of the Company may amend or modify this Plan; provided, however, that no amendment may affect a director's rights under any award of Stock Options under this Plan made prior to such amendment without such director's consent; this Section 6 may not be amended; and amendments to Sections 3 and 4 above may be made no more frequently than every six (6) months (other than to comport with changes in the Internal Revenue Code or the rules thereunder). The Board of Directors of the Company may suspend or discontinue this Plan in whole or in part at any time, but any such suspension or discontinuance shall not affect awards of Stock Options granted under this Plan prior thereto.

         No discretion concerning decisions regarding this Plan or its administration shall be afforded to a person who is not a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Act, and awards granted under this Plan are not subject to the discretion of any person.

                                    NOTICE OF
                            EXERCISE OF STOCK OPTION
       GRANTED UNDER THE AIR PRODUCTS AND CHEMICALS, INC. (THE "COMPANY")
                  STOCK OPTION PLAN FOR DIRECTORS (THE "PLAN")


To: The Corporate Secretary
    Air Products and Chemicals, Inc.

On ______________________ the Company granted me an option under the Plan to purchase shares of its Common Stock at a price of $____________ per share.

I hereby give notice of exercise of my option to purchase ________ of such shares by payment to the Company of $_____________, the aggregate option exercise price for such shares. My payment is made by a CHECK enclosed herewith and/or WIRE TRANSFER of immediately available funds payable to the Company.

                              DELIVERY INSTRUCTIONS

Please register the shares in the following manner:  Delivery Instructions:

Director's Name _____________________________        _________________________________

       Address  _____________________________        _________________________________

                _____________________________        _________________________________

                _____________________________        _________________________________

       Soc Sec #_____________________________


___________________________________                  Acknowledgment and Receipt of
Signature of Director                                Completed Option Exercise Notice
                                                     Form and Payment of Option
                                                     Exercise Price:

                                                     __________________________________
                                                     Corporate Secretary's Office

                                                     __________________________________
                                                     Exercise Date